CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. ACCEPTANCE CERTIFICATE This Acceptance Certificate is delivered on the date set forth below by FTAI AIRCRAFT LEASING IRELAND (2025) DAC (“Purchaser”) to CASP LEASING I, LLC (Seller) pursuant to a sale and purchase agreement dated June 19, 2025, between the Purchaser and the Seller in respect of the Aircraft defined below (the Sale and Purchase Agreement). Capitalized terms used but not defined in this Acceptance Certificate shall have the meaning given to such terms in the Sale and Purchase Agreement. Reference is made to: (1) one Airbus Model A321-111 airframe bearing manufacturer’s serial number [****]; (2) two CFM Model CFM56-5B1/P aircraft engines bearing manufacturer’s serial numbers [******] and [******]; (3) all Parts installed on, attached to, incorporated in or appurtenant to the Airframe and Engines; and (4) the Technical Records with respect to the Airframe, Engines and Parts set forth above (collectively, the Aircraft). The Purchaser hereby confirms to Seller that: (a) the Purchaser has inspected the Aircraft, and the Aircraft conforms with the description in, and is in the condition and equipped as required by, the Sale and Purchase Agreement; (b) the Purchaser has inspected, and found to be complete and satisfactory to it, all of the Technical Records; (c) the Purchaser has accepted delivery of the Aircraft at __19:50 UTC___ time on this _15th_ day of ____July________2025, at __Varna Airport, Bulgaria___; and (d) the Purchaser acknowledges that it has no rights or claims whatsoever against the Seller in respect of the condition of the Aircraft or the Technical Records or any of the other matters referred to in Clause Error! Reference source not found. of the Sale and Purchase Agreement or otherwise. IN WITNESS WHEREOF, Purchaser has duly executed and delivered this Acceptance Certificate this 15th day of July 2025. FTAI AIRCRAFT LEASING IRELAND (2025) DAC as Purchaser ______/s/_Paul Griffin_____ Name: Paul Griffin Title: Director